                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 4, 1998
                                                        ----------------


                           Merrill Lynch & Co., Inc.
                     -------------------------------------
            (Exact name of Registrant as specified in its charter)



   Delaware                                                    13-2740599
-------------------------------------------------------------------------------
(State or other              (Commission                    (I.R.S. Employer
jurisdiction of              File Number)                   Identification No.)
incorporation)


     World Financial Center, North Tower, New York, New York   10281-1220
     --------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code: (212) 449-1000
                                                          --------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events
-------   -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (Files No. 333-28537 and 333-44173) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $300,000,000 aggregate principal amount of Floating Rate Notes due February 4, 2003 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ----------------------------------------------------- -------------


                             EXHIBITS

          (4)             Instruments defining the rights of
                          security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s Floating Rate Notes due February 4, 2003.

          (5) & (23)      Opinion re: legality; consent of
                          counsel.

                               Opinion of Brown & Wood LLP relating to the
                               Floating Rate Notes due February 4, 2003
                               (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Notes).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MERRILL LYNCH & CO., INC.
                                 ------------------------------
                                         (Registrant)



                               By:  /s/ Theresa Lang
                                   ------------------------
                                        Theresa Lang
                                         Treasurer



Date:  February 4, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549










                           MERRILL LYNCH & CO., INC.











                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED FEBRUARY 4, 1998



                                                   Commission File Number 1-7182

                                 EXHIBIT INDEX



Exhibit No.    Description                                     Page
-----------    -----------                                     ----

(4)            Instruments defining the rights of
               security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s
                    Floating Rate Notes due February 4, 2003.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating
                    to the Floating Rate Notes due
                    February 4, 2003 (including consent
                    for inclusion of such opinion in this
                    report and in Merrill Lynch & Co., Inc.'s
                    Registration Statement relating to such Notes).